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                                                                   EXHIBIT 10.34


                               SOURCE MEDIA, INC.

                          1995 PERFORMANCE EQUITY PLAN
                            AS AMENDED AND RESTATED
                         EFFECTIVE AS OF APRIL 29, 1997


SECTION 1.       PURPOSE; DEFINITIONS.

         1.1 Purpose. The purpose of the Source Media, Inc. ("Company") 1995 Performance Equity Plan, as amended and restated ("Plan"), is to enable the Company to offer to the key employees, officers, directors and consultants of the Company and its Subsidiaries whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company and its Subsidiaries, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

         1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

                          "Agreement" means the agreement between the Company
and the Holder setting forth the terms and conditions of an award under the Plan.

                          "Award" means an award of Stock under the Plan.

                          "Board" means the Board of Directors of the Company.

                          "Code" means the Internal Revenue Code of 1986, as
amended from time to time, and any successor thereto and the regulations promulgated thereunder.

                          "Committee" means the Compensation Committee of the
Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

                          "Common Stock" means the Common Stock of the Company,
par value $.001 per share.

                          "Company" means Source Media, Inc., a Delaware
corporation.

                          "Deferred Stock" means Stock to be received, under an
award made pursuant to Section 9 below, at the end of a specified deferral period.

                          "Disability" means incapacity by illness or other
disability from performing usual employment obligations for a period in excess of 240 days (whether or not consecutive) or 120 days consecutively, as the case may be, during any twelve month period.

                          "Effective Date" means the date set forth in Section
12.

                          "Fair Market Value", unless otherwise required by any
applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the date of grant of an award hereunder for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause
(i) or (ii) above, such price as the Committee shall determine, in good faith.
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                          "Holder" means a person who has received an award
under the Plan.

                          "Incentive Stock Option" means any Stock Option
intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                          "Non-Qualified Stock Option" means any Stock Option
that is not an Incentive Stock Option.

                          "Other Stock-Based Award" means an award under
Section 10 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

                          "Parent" means any present or future parent
corporation of the Company, as such term is defined in Section 424(e) of the Code.

                          "Plan" means the Source Media, Inc. 1995 Performance
Equity Plan, as amended and restated and as hereinafter amended from time to time.

                          "Restricted Stock" means Stock, received under an
award made pursuant to Section 8 below, that is subject to restrictions under said Section 8.

                          "Rule 16b-3" means Rule 16b-3 of the General Rules
and Regulations under the Exchange Act, as in effect from time to time.

                          "SAR Value" means the excess of the Fair Market Value
of one share of Common Stock over the exercise price per share specified in a related Stock Option in the case of a Stock Appreciation Right granted in tandem with a Stock Option and the Stock Appreciation Right price per share in the case of a Stock Appreciation Right awarded on a free standing basis, in each case multiplied by the number of shares in respect of which the Stock Appreciation Right shall be exercised, on the date of exercise.

                          "Stock" means the Common Stock of the Company, par
value $.001 per share.

                          "Stock Appreciation Right" means the right, pursuant
to an award granted under Section 7 hereof, to recover an amount equal to the SAR Value.

                          "Stock Option" or "Option" means any option to
purchase shares of Stock which is granted pursuant to the Plan.

                          "Stock Reload Option" means any option granted under
Section 6.3 as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

                          "Subsidiary" means any present or future subsidiary
corporation of the Company, as such term is defined in Section 424(f) of the Code.

                          "Tandem Stock Appreciation Right" means a Stock
Appreciation Right granted in tandem with all or part of any Stock Option granted under the Plan.

SECTION 2.       ADMINISTRATION.

         2.1 Committee Membership. The Plan shall be administered by a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. It is the intent of the Board that the Plan qualify under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Exchange Act"). To that end, unless otherwise determined by the Board, each Committee member shall be a "disinterested person" (i.e., a director who has not, during the one year prior to service as an administrator





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of the Plan, or during such service, received a grant or award of equity securities of the Company pursuant to the Plan or any other plan of the Company or any of its affiliates). The membership of the Committee shall at all times be comprised of persons so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act or with the requirements of any other applicable law, rule or regulation.

         2.2 Powers of Committee. The Committee shall have full authority, subject to Section 4 hereof, to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

                 (a) to select the key employees, officers, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder;

                 (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

                 (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

                 (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

                 (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock;

                 (f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

                 (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

         2.3     Interpretation of Plan.

                 (a) Committee Authority. Subject to Sections 4.2 (b) and 11 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders. Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

                 (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Tandem Stock Appreciation Rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for





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Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such
Section 422.

SECTION 3.       STOCK SUBJECT TO PLAN

         3.1 Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be one million four hundred thousand (1,400,000) shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

         3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, in the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights, and in the number of shares subject to, and in the related terms of, other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock, Reload Stock Options and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4.       ELIGIBILITY.

         4.1 General. Awards may be made or granted to key employees, officers, directors and consultants of the Company or any of its Subsidiaries who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company or any of its Subsidiaries. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

         4.2     Awards and Grants.

                 (a) The granting of Stock Options and Awards under the Plan shall be determined by a Committee of two or more directors of the Company, of which all members shall be disinterested persons, as described in Section 2.1 hereof. No grants or awards will be made to any person whose eligibility under the Plan would adversely affect the compliance of the Plan with the requirements of Rule 16b-3.

                 (b) This Section 4.2 shall not be amended more than once every six months, other than to comport with any changes in the Code or the Employment Retirement Income Security Act, or the rules and regulations promulgated thereunder.

SECTION 5.       GENERAL TERMS AND CONDITIONS.

         5.1 General. With respect to the award or grant of any (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards, the following terms and conditions shall apply:

                 (a) Six-Month Holding Period. Any equity security granted pursuant to the Plan must be held for six months from the date of grant or, in the case of an option, at least six months elapse from the date of acquisition





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of the option to the date of disposition of the option (other than upon exercise or conversion) or its underlying equity security; and

                 (b)  Transferability:

                          (i)  Incentive Stock Options: Any Stock Option issued
pursuant to and intended to be an Incentive Stock Option under the Plan shall not be transferable by the Holder other than by will or the laws of descent and distribution.

                          (ii) Non-Qualified Stock Options: Any Stock Option
issued pursuant to the Plan which is not intended to qualify as an Incentive Stock Option, shall not be transferable by the Holder other than by will or the laws of descent and distribution; provided, however, should Rule 16b-3 so permit, such Stock Option may also be transferred, for no consideration, by the Holder to the following transferees ("Transferee"):

                                  (A)  a member of the Holder's immediate
                          family. For purposes of this section, "immediate family" shall include only brothers and sisters (whether by the whole or half blood) spouse, parents, and natural or adopted siblings,

                                  (B) a trust for the benefit of members of the Holder's immediate family, or

                                  (C)  a partnership whose only partners are
                          members of the Holder's immediate family,

if the Transferee shall agree to be subject to the same restrictions and conditions as relate to the Holder pursuant to the Plan.

                 (c) Change in Control. In the event of a Change in Control (as defined below), all options to the extent not then currently exercisable shall become immediately exercisable in full.

                          As used in this Plan, a "Change in Control" shall be
deemed to occur (i) when the Company acquires actual knowledge that any person, as such term is used in the Exchange Act, including Section 14(d)(2) thereof, (other than (a) any employee benefit plan established or maintained by the Company or any of its Subsidiaries, and (b) any person who is deemed to be the beneficial owner of any securities of the Company to which any person in clause
(a) above is and remains a beneficial owner, including, without limitation, any person that is a member of a group (as defined in said Section 14(d)(2) of the Exchange Act) in which any person defined in clause (a) above is also a member) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange
Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities,
(ii) upon the first purchase of the Company's Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company or an employee benefit plan established or maintained by the Company or any of its subsidiaries), (iii) upon the approval by the Company's stockholders of (A) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification or other change in the Company's then outstanding shares of Common Stock), (B) a sale or disposition of all or substantially all of the Company's assets or (C) a plan of liquidation or dissolution of the Company, or
(iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least two-thirds thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

SECTION 6.       STOCK OPTIONS.

         6.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, the Code, as the Committee may from time





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to time approve.  The Committee shall have the authority to grant Incentive
Stock Options, Non-Qualified Stock Options, or both types of Stock Options and may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-Qualified Stock Option. An Incentive Stock Option may only be granted within the ten year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary.

         6.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                 (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that the exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock (110%, in the case of a 10% Stockholder).

                 (b) Option Term. Subject to the limitations in Section 6.1, the term of each Stock Option shall be fixed by the Committee.

                 (c) Exercisability. Subject to Section 5.1 (a) hereinabove, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

                 (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Non-Qualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 9 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

                 (e) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                 (f) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined





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by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                 (g)      Other Termination.  Subject to the provisions of
Section 13.3 below and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to retirement from active employment with the Company or any Subsidiary on or after age 65, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

                 (h) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the amount of aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

                 (i) Buyout and Settlement Provisions. The Committee may at any time offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

                 (j) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

         6.3. Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Non-Qualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price of the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Stock Reload Option is related.

SECTION 7.       STOCK APPRECIATION RIGHTS.

         7.1. Grant and Exercise. Stock Appreciation Rights may be granted in tandem with (i.e., Tandem Stock Appreciation Right) or in conjunction with all or part of any Stock Option granted under the Plan or may be granted on a free-standing basis. In the case of a Non-Qualified Stock Option, a Tandem Stock Appreciation Right may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, a Tandem Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

         7.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

                 (a) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 6 hereof and this Section 7 and may be subject to the Code with respect to related Incentive Stock Options and such additional limitations on exercisability as shall be determined by the Committee and set forth in the Agreement. Other Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Agreement.





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                 (b)      Termination.  A Tandem Stock Appreciation Right shall
terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock
Option shall not be reduced until after the number of shares remaining under the related Stock Option equals the number of shares covered by the Tandem
Stock Appreciation Right.

                 (c) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Holder by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive such amount in the form determined pursuant to Section 7.2(d) below. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

                 (d) Receipt of SAR Value. Upon the exercise of a Stock Appreciation Right, a Holder shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal to the SAR Value with the Committee having the right to determine the form of payment.

                 (e) Shares Affected Upon Plan. Upon the exercise of a Tandem Stock Appreciation Right, the Stock Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 hereof on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares, if any, issued under the Tandem Stock Appreciation Right at the time of exercise based upon the SAR Value.

SECTION 8.       RESTRICTED STOCK.

         8.1. Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

         8.2. Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

                 (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

                 (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that
(i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same





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
restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired;
(iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                 (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

SECTION 9.       DEFERRED STOCK.

         9.1. Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which receipt of the shares will be deferred, and all the other terms and conditions of the awards.

         9.2. Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

                 (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 9.2(c) below, where applicable), share certificates shall be delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

                 (b) Vesting; Forfeiture. Upon the expiration of the Deferral Period (or the Additional Deferral Period, where applicable) with respect to each award of Deferred Stock and the satisfaction of any other applicable limitations, terms or conditions, such Deferred Stock shall become vested in accordance with the terms of the Agreement. Any Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock that has been so forfeited.

                 (c) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).


SECTION 10.      OTHER STOCK-BASED AWARDS.

         10.1. Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.





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
         10.2. Eligibility For Other Stock-Based Awards. The Committee shall determine the eligible persons to whom and the time or times at which grants of such Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

         10.3. Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

SECTION 11.      AMENDMENT AND TERMINATION.

         The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without his consent.

SECTION 12.      TERM OF PLAN.

         12.1 Effective Date. The Plan, as amended and restated, shall be effective as of April 28, 1997 ("Effective Date"), subject to the approval of the Plan by the stockholders of the Company within one year after the Effective Date. Any awards granted under the Plan after the Effective Date and prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

         12.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.

SECTION 13.      GENERAL PROVISIONS.

         13.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to, the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 60 days after the Agreement has been delivered to the Holder for his or her execution.

         13.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation and the Company shall not be required to segregate any assets in respect of the Plan. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

         13.3    Employees.

                 (a) Engaging in Competition With the Company. In the event an employee Holder terminates his employment with the Company or a Subsidiary for any reason whatsoever, and within eighteen (18) months after the date thereof accepts employment with any competitor of, or otherwise engages in competition with, the Company or any Subsidiary, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company or a Subsidiary.

                 (b) Termination for Cause. The Committee may, in the event a Holder is terminated by the Company or a Subsidiary for cause, annul any award granted under this Plan to such Holder and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time





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
during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company or a Subsidiary.

                 (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees or agents at any time.

         13.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof, or to take any other action which may be required in order to comply with any applicable state securities laws or regulations.

         13.5    Indemnification.   No member of the Board or the Committee,
nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

         13.6 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         13.7 Withholding Taxes. Not later than the date as of which an amount first becomes includible in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

         13.8 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Texas (without regard to choice of law provisions).

         13.9 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         13.10 Compliance with Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         13.11 Non-Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.





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
         13.12 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and
(ii) the rules and regulations of any securities exchange on which the Stock may be listed.

         13.13 Conflicts. If any of the terms or provisions of the Plan conflict with the requirements of (with respect to Incentive Stock Options)
Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said
Section 422 of the Code. Additionally, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

         13.14 Non-Registered Stock. The shares of Stock being distributed under this Plan have not been registered under the Securities Act of 1933, as amended ("1933 Act"), or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange.





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